UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 25, 2010

Game Trading Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141521	20-5433090
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10957 McCormick Road, Hunt Valley, Maryland	21031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(410) 316-9900

City Language Exchange Incorporated, 6021 Roxton Road, Halifax, Nova Scotia, Canada B3H 1H4
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Gregory Sichenzia, Esq.
Stephen A. Cohen, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2010, we completed a “reverse acquisition” transaction, in which we entered into a securities exchange agreement (the “Exchange Agreement”) with Gamers Factory, Inc., a Maryland corporation (“Gamers” or the “Company”) and for certain limited purposes, its stockholders.  Pursuant to the Exchange Agreement, the shareholders of Gamers transferred all of the issued and outstanding shares of common stock of Gamers to us in exchange for 7,090,000 newly issued shares of our common stock (the “Transaction”).  At the time of the Transaction, our corporate name was City Language Exchange, Inc.  Following the merger, we changed our name to Game Trading Technologies, Inc. (the “GTT”) and our trading symbol to “GMTD.OB.”  As a result of the Transaction, Gamers became our wholly-owned subsidiary, with Gamers’ former shareholders acquiring a majority of the outstanding shares of our common stock.  In connection with the Transaction, we completed the closing of a private placement for aggregate gross proceeds of $3,900,000 in units, each unit consisting of one share of our series A convertible preferred stock and a warrant to purchase one share of our common stock to accredited and institutional investors pursuant to the terms of a Securities Purchase Agreement, dated as of February 25, 2010.

We are filing this Current Report on Form 8-K for the purpose of providing summary information regarding the Transaction and the private placement.  We expect to file a more complete Form 8-K setting forth the information required by Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.03, 5.06 and 9.01 of that Form within the time periods permitted by Form 8-K.

Exchange Agreement

Pursuant to the Exchange Agreement, at closing, we issued an aggregate of 7,090,000 shares of our common stock to the former shareholders of Gamers, representing 69.24% of our outstanding common stock following the Transaction and private placement (inclusive of 1,950,000 shares of common stock underlying the series A convertible preferred stock sold in the private placement), in exchange for 100% of the issued and outstanding shares of Gamers common stock.  The consideration issued in the Transaction was determined as a result of arm’s-length negotiations between the parties.

The shares of our common stock issued to former holders of Gamers common stock in connection with the Transaction, and the series A convertible preferred stock and warrants to purchase common stock issued in the private placement, were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption from registration provided by Section 4(2) of that Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  Certificates representing these securities contain a legend stating the same.

In connection with the Transaction, we repurchased 34,745,070 shares of our common stock owned by GTT’s former controlling shareholder for aggregate consideration of $100 and then cancelled those shares at the closing of the Transaction.  Giving effect to the cancellation of these shares, there were 1,200,000 shares of our common stock outstanding before giving effect to the stock issuances in the Transaction and private placement.  The 1,200,000 shares constitute our “public float” prior to the Transaction.

Changes Resulting from the Transaction

We intend to carry on Gamers’ business as our sole line of business.  Gamers is headquartered in Hunt Valley, Maryland (approximately 15 miles north of Baltimore), and is focused on developing an array of unique services supported by innovative technologies to buy, repair, sell and trade pre-owned video games, consoles and accessories primarily with national retail partners.  We have relocated our principal executive offices to those of Gamers at 10957 McCormick Road, Hunt Valley, Maryland.  Our telephone number is (410) 316-9900, our fax number is (410) 316-9901 and our website is located at www.gamersfactory.com.  The contents of Gamers’ website are not part of this report and should not be relied upon with respect thereto.

Pre-merger stockholders of our company will not be required to exchange their existing City Language Exchange stock certificates for certificates of Game Trading Technologies, since the OTC Bulletin Board will consider the existing stock certificates as constituting “good delivery” in securities transactions subsequent to the Transaction.

Expansion of Board of Directors; Management

In connection with the Transaction, we amended our by-laws to increase the size of our board of directors to five members.

Pursuant to the Exchange Agreement, at the closing of the Transaction, Todd Hays and Rodney Hillman, former directors of Gamers, as well as independent directors David E. Cox, Jack Koegel and Richard Gross, were appointed to our board of directors.  In connection with the appointment of these five directors, at the closing of the Transaction, Jonathan White, the sole director of City Language Exchange prior to the Transaction, resigned as a director.  At the closing of the Transaction, the board of directors appointed Mr. Hays as President and Chief Executive Officer, Mr. Hillman as Chief Operating Officer, and Thomas Hays as Vice President - National Sales, each of whom served in a similar position with Gamers.  We are actively seeking to hire a chief financial officer with public company experience within the next three months. Mr. Hillman is currently serving as our principal financial officer.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors.  Officers are elected annually by the board of directors and serve at the discretion of the board.

Following the closing of the merger and private placement, the board approved the grant of stock options to purchase a total of 1,150,000 shares of our common stock, including initial grants of stock options to purchase 50,000 shares of common stock to each of the outside directors, Messrs. Cox, Koegel and Gross, for serving on the board of directors.  The stock options vest in equal one-third increments on each of February 25, 2010, 2011 and 2012 at $2.50 per share.

Accounting Treatment; Change of Control

The Transaction is being accounted for as a “reverse acquisition,” since the shareholders of Gamers own a majority of the outstanding shares of our common stock immediately following the Transaction.  Gamers is deemed to be the acquirer in the Transaction and, consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements will be those of Gamers and will be recorded at the historical cost basis of Gamers.  Except as described in the previous paragraphs, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of our company.  Further, as a result of the issuance of the 7,090,000 shares of our common stock in the Transaction, and cancellation of other shares, a change in control of our company occurred on the date of the consummation of the Transaction.  We will continue to be a “smaller reporting company,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) following the Transaction.

Private Placement

In connection with the Transaction, we completed the closing of a private placement of $3,900,000 in units (each a “Unit” and collectively, the “Units”), each Unit consisting of one share of our series A convertible preferred stock and a warrant to purchase one share of our common stock, to purchasers that qualified as accredited investors, as defined in Regulation D, pursuant to the terms of a Securities Purchase Agreement, dated as of February 25, 2010.  Each share of series A convertible preferred stock has a stated value equal to $2.00 per share and is initially convertible at any time into shares of common stock at a conversion price equal to $2.00 per share or an aggregate of 1,950,000 shares of common stock, subject to adjustment under certain circumstances.  Each warrant entitles the holder to purchase one share of common stock (equivalent to 100% warrant coverage in respect of the shares underlying both the series A convertible preferred stock) at an exercise price of $2.50 per share through February 25, 2015.

At the closing, buyers that purchased preferred shares with a stated value of at least $150,000 received short-term warrants (each, a "Unit Purchase Option") to purchase, on the same terms as those units sold at the closing, additional Units of preferred shares and warrants equal to 50% of the units they purchased at the closing.  In the event that any holder of a Unit Purchase Option does not exercise some or all of such option on or before the 55th day following the closing, any unexercised portion of such Unit Purchase Option will be offered and may be purchased (no later than the 60th day following the closing) by each other holder of a Unit Purchase Option that elects to exercise its Unit Purchase Option in full.  The conversion shares underlying the preferred shares receivable upon exercise of a Unit Purchase Option and the warrant shares underlying the warrants receivable upon exercise of a Unit Purchase Option will receive the same registration rights as those securities underlying the investment units issued at closing.

We received gross proceeds from the private placement of $3,900,000.

Meyers Associates, L.P., a FINRA registered broker-dealer, was engaged as placement agent in connection with the private placement.  We paid the placement agent a cash fee in the amount of $80,500 and issued them warrants to purchase 25,000 shares of common stock at $2.50 per share.

In accordance with the terms of the private placement, Todd Hays and Rodney Hillman deposited 472,000 and 67,000, respectively, of the shares issuable to each of them from the Transaction into a performance milestone escrow account.  Based on our attaining one of several delineated levels of adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, less certain non-cash charges) for the 12 months ending March 31, 2011 and 2012, the escrowed shares will be returned to Messrs. Hays and Hillman, released pro rata to the investors in the private placement or transferred among the parties based on specified allocations.

After the closing of the Transaction and the private placement, we had 10,240,000 shares of common stock outstanding, inclusive of 1,950,000 shares of common stock underlying the series A convertible preferred stock sold in the private placement.  The Company also has 3,185,000 outstanding warrants to purchase shares of common stock, with a substantial majority of the warrants exercisable at $2.50 per share.

Lock-up Agreements

In connection with the private placement, former Gamers shareholders who now hold in the aggregate 7,090,000 shares of our common stock, entered into lock-up agreements with us. The lock-up agreements provide that their shares may not be, directly or indirectly, publicly sold, subject to a contract for sale or otherwise transferred for a period ending on earlier to occur of (a) 12 months after the effective date the registration statement to be filed in connection with the private placement, as described below, or (b) 24 months after the closing of the private placement.  For the 18 months following the applicable initial lock-up period, each shareholder may sell its securities at a rate of 5.56% (or 1/18th) of their initial holdings per month, but only at a price of greater than $3.00 per share.  Furthermore, beginning on the 18-month anniversary of the closing, each shareholder may sell its shares of common stock, without regard to the number of such shares, at a price of greater than $4.00 per share if the trailing 30-day average daily trading volume for our common stock is greater than 100,000 shares.  The lock-up agreements terminate on the earlier of (i) date that is 42 months following the closing, or (ii) 120 days following the last date in which all of the all shares of series A convertible preferred stock held by our lead investor have been converted into shares of our common stock.

Registration Rights

In connection with the private placement, we agreed with investors in the private placement to file a registration statement with the U.S. Securities and Exchange Commission covering the resale of 100% of the shares of common stock underlying the series A convertible preferred stock, and the warrants issued in connection with the private placement within 120 days after the closing of the private placement. We are obligated to maintain the effectiveness of the registration statement from its effective date until all registrable shares covered by the registration statement have been sold, or may be sold without volume or manner of sale restrictions under Rule 144.  We also agreed to use our best efforts to have the registration statement declared effective by the SEC as soon as possible, but in any event within 240 days after the closing of the private placement (or 270 days if the registration statement receives a full review by the SEC).  In the event the registration statement is not filed with the SEC on or prior to the 120th day after the closing of the private placement or the registration statement is not declared effective by the SEC on or prior to the 240th day (or 270th day, as applicable) after the closing of the private placement, each named selling stockholder will be entitled to receive registration default damages in the amount of 2% of the total purchase price of their securities per month, provided that the aggregate amount of damages may not exceed 12% of the purchase price.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

2.1
Securities Exchange Agreement, dated as of February 25, 2010, between City Language Exchange Incorporated, Gamers Factory, Inc., and for certain limited purposes, the stockholders of Gamers Factory, Inc.

3.1	Certificate of Amendment of Certificate of Incorporation of City Language Exchange Incorporated (changing name to Game Trading Technologies, Inc.).

4.1	Form of Warrant to Purchase Common Stock issued by Game Trading Technologies, Inc. to investors in the February 2010 private placement.

10.1	Form of Securities Purchase Agreement by and among Game Trading Technologies, Inc. and the investors in the February 2010 private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME TRADING TECHNOLOGIES, INC.

Date: February 26, 2010	By:	/s/ Todd Hays
Todd Hays
President and Chief Executive Officer